EXHIBIT 99-2

          RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES



     The Company reports its financial results in accordance with generally accepted accounting principles (GAAP). However, management believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the Table below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended March 31, 2003, and March 31, 2002. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 1 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 First Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Three Months Ended March 31, 2003
                                                           -------------------------------------------------------------------------
                                                                             Items to Consider for Comparability         After
                                                                             -----------------------------------      Considering
                                                             Reported            Charges                                 Items
                                                              (GAAP)           Related to            Gain on           (Non-GAAP)
                                                                              Streamlining           Vitamin
                                                                               Initiatives          Settlement
                                                           -------------------------------------------------------------------------
NET OPERATING REVENUES                                       $  4,498                                                    $  4,498

Cost of goods sold                                              1,602                                 $     52              1,654
                                                           -------------------------------------------------------------------------
GROSS PROFIT                                                    2,896                                      (52)             2,844

Selling, general and administrative expenses
  (includes $114 in 2003 and $95 in 2002 related
   to the impact of the adoption of the fair value method
   of accounting for stock-based compensation)                  1,661                                                       1,661

Other operating charges                                           159            $    (159)                                   -
                                                           -------------------------------------------------------------------------
OPERATING INCOME                                                1,076                  159                 (52)              1,183

Interest income                                                    56                                                          56

Interest expense                                                   45                                                          45

Equity income                                                      49                                                          49

Other income (loss) - net                                         (13)                                                        (13)
                                                           -------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                                     1,123                  159                 (52)             1,230

Income Taxes                                                      288                   56                 (18)               326
                                                           -------------------------------------------------------------------------

NET INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                                 835                  103                 (34)               904

Cumulative effect of accounting change, net of Income Taxes

        SFAS No. 142:  Company Operations
                         Equity Investees

                                                           -------------------------------------------------------------------------
NET INCOME (LOSS)                                            $    835            $     103            $    (34)          $    904
                                                           =========================================================================

DILUTED NET INCOME PER SHARE BEFORE
CUMULATIVE EFFECT                                            $   0.34            $    0.04            $  (0.01)          $   0.37
                                                           =========================================================================

DILUTED NET INCOME (LOSS) PER SHARE*                         $   0.34            $    0.04            $  (0.01)          $   0.37
                                                           =========================================================================

AVERAGE SHARES OUTSTANDING - DILUTED*                           2,472                2,472               2,472              2,472
                                                           =========================================================================

GROSS MARGIN                                                     64.4%                                                       63.2%
OPERATING MARGIN                                                 23.9%                                                       26.3%
EFFECTIVE TAX RATE                                               25.6%                                                       26.5%
                                                           -------------------------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 2 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 First Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Three Months Ended March 31, 2002
                                                           -------------------------------------------------------------------------
                                                                               Items to Consider for Comparability         After
                                                                          ---------------------------------------------  Considering
                                                             Reported                                  Charge Primarily     Items
                                                              (GAAP)         SFAS 142                     Related to     (Non-GAAP)
                                                                            Accounting   Gain on Sale  Investments Latin
                                                                              Change       of Kaiser        America
                                                           -------------------------------------------------------------------------
NET OPERATING REVENUES                                       $  4,079                                                    $  4,079

Cost of goods sold                                              1,394                                                       1,394
                                                           -------------------------------------------------------------------------
GROSS PROFIT                                                    2,685                                                       2,685

Selling, general and administrative expenses
  (includes $114 in 2003 and $95 in 2002 related
   to the impact of the adoption of the fair value method
   of accounting for stock-based compensation)                  1,527                                                       1,527

Other operating charges                                           -                                                           -
                                                           -------------------------------------------------------------------------
OPERATING INCOME                                                1,158                                                       1,158

Interest income                                                    58                                                          58

Interest expense                                                   46                                                          46

Equity income                                                      61                       $     (28)                         33

Other income (loss) - net                                        (175)                            (23)     $    157           (41)
                                                           -------------------------------------------------------------------------

INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                                     1,056                             (51)          157         1,162

Income Taxes                                                      324                             (17)            7           314
                                                           -------------------------------------------------------------------------

NET INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                                 732                             (34)          150           848

Cumulative effect of accounting change, net of Income Taxes

        SFAS No. 142:  Company Operations                        (367)       $   367                                          -
                        Equity Investees                         (559)           559                                          -


                                                           -------------------------------------------------------------------------
NET INCOME (LOSS)                                            $   (194)       $   926        $    (34)      $    150      $    848
                                                           =========================================================================

DILUTED NET INCOME PER SHARE BEFORE
CUMULATIVE EFFECT                                            $   0.29        $   -          $  (0.01)      $   0.06      $   0.34
                                                           =========================================================================

DILUTED NET INCOME (LOSS) PER SHARE*                         $  (0.08)        $  0.37        $  (0.01)      $   0.06      $   0.34
                                                           =========================================================================

AVERAGE SHARES OUTSTANDING - DILUTED*                           2,486          2,486           2,486          2,486         2,486
                                                           =========================================================================

GROSS MARGIN                                                     65.8%                                                       65.8%
OPERATING MARGIN                                                 28.4%                                                       28.4%
EFFECTIVE TAX RATE                                               30.7%                                                       27.0%
                                                           -------------------------------------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.

[THIS TABLE CONSISTS OF 3 SETS OF COLUMNS.
THE FOLLOWING IS SET 3 OF 3 SETS OF COLUMNS]


                     THE COCA-COLA COMPANY AND SUBSIDIARIES
             Reconciliation of GAAP to Non-GAAP Financial Measures

                                 First Quarter
                                  (UNAUDITED)
                (In Millions, except per share data and margins)


---------------------------------------------------------------------------------------------------------------

                                                                                            % Change -
                                                                     % Change -                After
                                                                      Reported              Considering
                                                                       (GAAP)             Items  (Non-GAAP)
                                                                   --------------------------------------------
NET OPERATING REVENUES                                                  10%                     10%

Cost of goods sold                                                      15%                     19%
                                                                   --------------------------------------------
GROSS PROFIT                                                             8%                      6%

Selling, general and administrative expenses
  (includes $114 in 2003 and $95 in 2002 related
   to the impact of the adoption of the fair value method
   of accounting for stock-based compensation)                           9%                      9%

Other operating charges                                                  --                      --
                                                                   --------------------------------------------
OPERATING INCOME                                                        -7%                      2%

Interest income                                                         -3%                     -3%

Interest expense                                                        -2%                     -2%

Equity income                                                          -20%                     48%

Other income (loss) - net                                                --                      --
                                                                   --------------------------------------------
INCOME BEFORE INCOME TAXES AND CUMULATIVE
EFFECT OF ACCOUNTING CHANGE                                              6%                      6%

Income Taxes                                                           -11%                      4%
                                                                   --------------------------------------------

NET INCOME BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                                       14%                      7%

Cumulative effect of accounting change, net of Income Taxes

        SFAS No. 142:  Company Operations                               --                      --
                        Equity Investees                                --                      --

NET INCOME (LOSS)                                                       --                       7%
                                                                   ============================================
DILUTED NET INCOME PER SHARE BEFORE
CUMULATIVE EFFECT                                                       17%                      9%
                                                                   ============================================

DILUTED NET INCOME (LOSS) PER SHARE*                                    --                       9%
                                                                   ============================================

AVERAGE SHARES OUTSTANDING - DILUTED*                                   -1%                     -1%
                                                                   ============================================

GROSS MARGIN
OPERATING MARGIN
EFFECTIVE TAX RATE
                                                                   --------------------------------------------

Note: Items to consider for comparability include primarily charges, gains, and accounting changes. Charges and accounting gains negatively impacting net income are reflected as add-backs to reported net income. Gains and accounting changes positively impacting net income are reflected as deductions to reported net income.